Exhibit 99.2

BANKFINANCIAL CORPORATION

FIRST QUARTER 2009

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform with the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period-end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2009	2008
	IQ	IVQ	IIIQ	IIQ	IQ
PERFORMANCE MEASUREMENTS:
Return on assets (ratio of net income (loss) to average total assets) (1)	0.04%	2.14%	(6.93)%	(1.49)%	0.87%
Return on equity (ratio of net income (loss) to average equity) (1)	0.26	11.81	(35.24)	(7.46)	4.37
Net interest rate spread (1)	3.36	3.49	3.29	3.31	3.29
Net interest margin (1)	3.74	3.90	3.80	3.88	3.93
Efficiency ratio	87.84	98.24	253.46	160.33	73.57
Noninterest expense to average total assets (1)	3.31	4.00	10.32	6.39	3.60
Average interest-earning assets to average interest-bearing liabilities	123.50	124.32	128.92	129.40	128.96
Offices	18	18	18	18	18
Employees (full time equivalents)	390	393	395	397	404

	2009	2008
	IQ	IVQ	IIIQ	IIQ	IQ
SUMMARY STATEMENT OF OPERATIONS:
Total interest income	$18,906	$19,082	$18,749	$19,387	$20,742
Total interest expense	5,736	5,810	5,983	6,405	7,469

Net interest income before provision (credit)	13,170	13,272	12,766	12,982	13,273
Provision (credit) for loan losses	1,344	3,487	1,406	250	(51)

Net interest income	11,826	9,785	11,360	12,732	13,324
Noninterest income	1,389	1,789	1,968	1,521	4,706
Noninterest expense	12,789	14,796	37,345	23,253	13,228

Income (loss) before income tax	426	(3,222)	(24,017)	(9,000)	4,802
Income tax expense (benefit)	254	(11,130)	1,065	(3,593)	1,610

Net income (loss)	$172	$7,908	$(25,082)	$(5,407)	$3,192

Basic earnings (loss) per common share	$0.01	$0.40	$(1.27)	$(0.27)	$0.16

Diluted earnings (loss) per common share	$0.01	$0.40	$(1.26)	$(0.27)	$0.16

	2009	2008
	IQ	IVQ	IIIQ	IIQ	IQ
NONINTEREST INCOME AND EXPENSE:
Noninterest Income:
Deposit service charges and fees	$794	$920	$989	$837	$825
Other fee income	428	349	533	587	475
Insurance commissions and annuities income	177	188	158	202	246
Gain on sales of loans, net	256	8	23	17	70
Gain on sales of securities	—	—	—	—	1,385
Gain on unredeemed VISA stock	—	—	—	—	1,240
Gain (loss) on disposition of premises and equipment	(4)	—	—	(311)	9
Loan servicing fees	175	184	190	184	213
Amortization and impairment of servicing assets	(222)	84	(119)	(178)	(311)
Operations of real estate owned	(253)	(121)	(139)	(163)	(11)
Bank Owned Life Insurance income (loss)	(59)	29	153	187	217
Other	97	148	180	159	348

Total noninterest income	$1,389	$1,789	$1,968	$1,521	$4,706

Noninterest Expense:
Compensation and benefits	$7,865	$7,265	$7,544	$7,506	$8,220
Office occupancy and equipment	1,767	1,864	1,481	1,582	1,947
Advertising and public relations	366	515	373	309	164
Information technology	1,008	1,005	963	790	904
Supplies, telephone and postage	424	506	545	497	522
Amortization of intangibles	429	440	446	446	452
Loss on impairment of securities available for sale	—	—	24,844	11,075	—
Loss on early extinguishment of borrowings	—	1,975	—	—	—
Other	930	1,226	1,149	1,048	1,019

Total noninterest expenses	$12,789	$14,796	$37,345	$23,253	$13,228

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

SUMMARY BALANCE SHEET

	2009	2008
	IQ	IVQ	IIIQ	IIQ	IQ
ASSETS:
Cash and due from other financial institutions	$20,155	$29,213	$21,258	$27,915	$25,530
Interest-bearing deposits in other financial institutions	2,882	116	15,030	6,297	3,611
Securities available-for-sale, at fair value	119,417	124,919	75,865	78,030	73,545
Loans held-for-sale	1,729	872	1,264	702	1,786
Loans receivable, net	1,283,996	1,267,968	1,216,185	1,225,115	1,246,983
Stock in Federal Home Loan Bank, at cost	15,598	15,598	15,598	15,598	15,598
Premises and equipment, net	34,773	34,565	34,448	34,013	34,014
Intangible assets	28,122	28,551	28,991	29,437	29,883
Bank Owned Life Insurance	20,112	20,171	20,142	19,989	19,802
Other assets	31,125	32,728	19,908	19,716	24,316

Total assets	$1,557,909	$1,554,701	$1,448,689	$1,456,812	$1,475,068

LIABILITIES AND EQUITY:
Deposits	$1,153,738	$1,069,855	$1,046,104	$1,080,986	$1,057,613
Borrowings	123,995	200,350	101,935	70,633	112,020
Other liabilities	14,529	17,705	39,023	17,030	15,850

Total liabilities	1,292,262	1,287,910	1,187,062	1,168,649	1,185,483
Stockholders’ equity	265,647	266,791	261,627	288,163	289,585

Total liabilities and stockholders’ equity	$1,557,909	$1,554,701	$1,448,689	$1,456,812	$1,475,068

	2009	2008
	IQ	IVQ	IIIQ	IIQ	IQ
DEPOSITS:
Noninterest-bearing demand	$107,021	$109,056	$108,110	$108,530	$112,557
Savings	97,531	94,802	96,489	101,532	99,718
Money market accounts	246,443	205,768	196,050	183,180	224,078
Interest-bearing NOW accounts	274,560	285,737	309,482	364,106	318,355
Certificates of deposit - Retail	389,648	339,771	330,390	316,761	301,990
Certificates of deposit - Wholesale	38,535	34,721	5,583	6,877	915

Total certificates of deposit	428,183	374,492	335,973	323,638	302,905

Total deposits	$1,153,738	$1,069,855	$1,046,104	$1,080,986	$1,057,613

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2009	2008
	IQ	IVQ	IIIQ	IIQ	IQ
LOANS:
One- to four-family residential real estate loans	$326,678	$323,713	$323,897	$329,575	$340,439
Multi-family mortgage loans	320,480	305,318	303,516	306,209	301,957
Nonresidential real estate loans	341,898	342,276	331,629	323,555	327,542
Construction and land loans	45,967	49,511	45,728	52,785	60,020
Commercial loans	80,249	81,679	74,249	72,502	80,498
Commercial leases	178,982	175,804	144,856	146,714	142,069
Consumer loans	2,605	2,655	2,757	2,809	3,408

Total loans	1,296,859	1,280,956	1,226,632	1,234,149	1,255,933
Loans in process	(217)	(154)	(139)	(165)	(161)
Net deferred loan origination costs	1,912	1,912	1,957	2,031	2,041
Allowance for loan losses	(14,558)	(14,746)	(12,265)	(10,900)	(10,830)

Loans, net	$1,283,996	$1,267,968	$1,216,185	$1,225,115	$1,246,983

	2009	2008
	IQ	IVQ	IIIQ	IIQ	IQ
CREDIT QUALITY RATIOS:
Nonperforming Loans and Assets:
Nonperforming loans	$22,736	$13,658	$12,497	$11,248	$8,737

Real estate owned	1,221	955	931	937	899

Nonperforming assets	$23,957	$14,613	$13,428	$12,185	$9,636

Asset Quality Ratios:
Nonperforming assets to total assets	1.54%	0.94%	0.93%	0.84%	0.65%
Nonperforming loans to total loans	1.75	1.07	1.02	0.91	0.70
Allowance for loan losses to nonperforming loans	64.03	107.97	98.14	96.91	123.96
Allowance for loan losses to total loans	1.12	1.15	1.00	0.89	0.86
Net charge-off ratio (1)	0.48	0.32	0.01	0.06	0.05

	2009	2008
	IQ	IVQ	IIIQ	IIQ	IQ
ALLOWANCE FOR LOAN LOSSES:
Beginning balance	$14,746	$12,265	$10,900	$10,830	$11,051
Provision (credit) for loan losses	1,344	3,487	1,406	250	(51)
Loans charged off	(1,536)	(1,016)	(42)	(182)	(173)
Recoveries	4	10	1	2	3

Ending balance	$14,558	$14,746	$12,265	$10,900	$10,830

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2009	2008
	IQ	IVQ	IIIQ	IIQ	IQ
SELECTED AVERAGE BALANCES:
Average total assets	$1,544,395	$1,478,893	$1,447,499	$1,454,496	$1,471,387
Average interest-earning assets	1,426,864	1,354,221	1,337,304	1,346,496	1,358,390
Average total loans	1,285,125	1,251,180	1,224,472	1,233,586	1,257,089
Average securities available-for-sale	123,278	83,352	94,459	86,855	83,536
Average Stock in FHLB	15,598	15,598	15,598	15,598	15,598
Average other interest-earning assets	2,863	4,091	2,775	10,457	2,167
Average interest-bearing deposits	1,008,329	933,207	945,892	958,071	943,549
Average borrowings	147,068	156,107	91,452	82,502	109,791
Average interest-bearing liabilities	1,155,397	1,089,314	1,037,344	1,040,573	1,053,340
Average total stockholders’ equity	268,064	267,862	284,695	289,988	292,353

	2009	2008
	IQ	IVQ	IIIQ	IIQ	IQ
SELECTED YIELDS AND COST OF FUNDS (1):
Average interest-earning assets	5.37%	5.61%	5.58%	5.79%	6.14%
Average total loans	5.54	5.74	5.86	5.98	6.26
Average securities available-for-sale	4.42	4.96	2.97	4.64	5.52
Average other interest-earning assets	—	—	2.01	2.01	3.34

Average interest-bearing deposits	2.06	2.13	2.15	2.36	2.69
Average borrowings	1.67	2.06	3.79	3.86	4.25
Average interest-bearing liabilities	2.01	2.12	2.29	2.48	2.85

Net interest rate spread	3.36	3.49	3.29	3.31	3.29
Net interest margin	3.74	3.90	3.80	3.88	3.93

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2009	2008
	IQ	IVQ	IIIQ	IIQ	IQ
CAPITAL RATIOS:
BankFinancial Corporation:
Equity to total assets (end of period)	17.05%	17.16%	18.06%	19.78%	19.63%
Tangible equity to tangible total assets (end of period)	15.39	15.48	16.47	17.99	18.11

Risk-based total capital ratio	18.96	18.57	20.06	21.12	21.19
Risk-based tier 1 capital ratio	18.00	17.67	19.21	20.33	20.41
Tier 1 leverage ratio	15.38	15.48	17.02	18.19	18.38

BankFinancial FSB:
Risk-based total capital ratio	15.23	14.69	15.72	16.59	16.55
Risk-based tier 1 capital ratio	14.27	13.79	14.87	15.79	15.77
Tier 1 leverage ratio	12.20	12.08	13.17	14.13	14.20

Stock repurchases	$1,800	$1,272	$1,404	$1,162	$3,899
Stock repurchases - shares	207,800	117,700	101,200	76,000	254,800

	2009	2008
	IQ	IVQ	IIIQ	IIQ	IQ
COMMON STOCK AND DIVIDENDS:
Stock Prices:
Close	$9.97	$10.19	$14.68	$13.01	$15.91
High	11.10	14.99	15.98	16.16	16.44
Low	7.19	9.07	12.70	13.00	13.66

Book value per share	$12.36	$12.30	$12.00	$13.15	$13.17
Tangible book value per share	$11.06	$10.98	$10.67	$11.81	$11.81

Cash dividends declared and paid on common stock	$0.07	$0.07	$0.07	$0.07	$0.07

	2009	2008
	IQ	IVQ	IIIQ	IIQ	IQ
EARNINGS PER SHARE COMPUTATIONS:
Net income (loss)	$172	$7,908	$(25,082)	$(5,407)	$3,192

Average common shares outstanding	21,617,158	21,736,312	21,829,118	21,952,967	22,101,410
Less: Unearned ESOP shares	(1,598,497)	(1,622,932)	(1,647,532)	(1,679,927)	(1,704,262)
Unvested restricted stock shares	(239,100)	(387,837)	(434,550)	(434,550)	(434,801)

Weighted average common shares outstanding	19,779,561	19,725,543	19,747,036	19,838,490	19,962,347
Plus: Dilutive common shares equivalents	—	—	101,318	61,010	5,657

Weighted average dilutive common shares outstanding	19,779,561	19,725,543	19,848,354	19,899,500	19,968,004

Number of anti-dilutive stock options excluded from the diluted earnings per share calculation	2,334,803	2,334,803	2,336,803	2,336,803	2,336,803
Weighted average exercise price of anti-dilutive option shares	$16.51	$16.51	$16.51	$16.51	$16.51

Basic earnings (loss) per common share	$0.01	$0.40	$(1.27)	$(0.27)	$0.16

Diluted earnings (loss) per common share	$0.01	$0.40	$(1.26)	$(0.27)	$0.16

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

BankFinancial Corporation, a Maryland corporation (“the Company”) utilizes a number of different financial measures, both GAAP and non-GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States of America, or GAAP. The Company believes that the use of the non-GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non-GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non-GAAP financial measures may differ from similar non-GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.

Equity-based Compensation. The Company believes that the exclusion of equity-based compensation expense from its net income (loss) facilitates the comparison of the Company’s operating results to the Company’s historical performance, including the prior periods in which it operated as a mutual institution and had no stock outstanding. In addition, the Company believes that this non-GAAP measure facilitates the comparison of the Company’s performance to the performance of other financial institutions that have different or more seasoned equity-based compensation plans, including plans pursuant to which stock option awards vested prior to the effective date of SFAS No. 123R.

Amortization of Intangibles Expense. The Company believes that the exclusion from its net income (loss) of expense for the amortization of the core deposit intangible assets resulting from its acquisition of Success Bancshares and University National Bank facilitates the comparison of the Company’s operating results to the Company’s historical performance and to the performance of other financial institutions with different acquisition histories. In addition, the level of amortization of core deposit intangible assets arising from an acquisition can vary significantly depending on the valuation methodology used and the interest rate environment that existed at the time of the acquisition.

Gain on sale of Visa stock and Gain on unredeemed Visa stock. The Company believes that the exclusion of these gains, related to the completion of Visa’s IPO in March of 2008, from its net income (loss) facilitates the comparison of the Company’s operating results to the Company’s historical performance.

Loss on Impairment of Securities. The Company believes that the exclusion from its net income (loss) of the impairment loss on our Freddie Mac preferred stocks, based on our determination that the unrealized loss that existed with respect to these securities constituted an other-than-temporary impairment, facilitates the comparison of the Company’s operating results to the Company’s historical performance. Any deferred tax valuation reserve related to the loss on impairment will also be excluded from net income (loss).

Core Return on Assets. The Company believes that adjusting the calculation of its return on assets to exclude the equity-based compensation expense, the amortization of intangibles expenses, the Visa gains and settlement expense, and the loss on impairment furthers the purposes described above. Thus, the Company calculates core return on assets by dividing net income (loss) for a period, adjusted to exclude these items, by its average assets for the period.

Core Return on Equity. The Company believes that adjusting the calculation of its return on equity to exclude the equity-based compensation expense, the amortization of intangibles expenses, the Visa gains and settlement expense, and the loss on impairment furthers the purposes described above. Thus, the Company calculates core return on equity by dividing average stockholders’ equity for a period by net income (loss), adjusted to exclude these items, for the period.

Core Dilutive Earnings per Share. The Company believes that adjusting the calculation of its dilutive earnings per share to exclude the equity-based compensation expense, the amortization of intangibles expenses, the Visa gains and settlement expense, and the loss on impairment furthers the purposes described above. Thus, the Company calculates core dilutive earnings per share by net income (loss), adjusted to exclude these items, for the period by the weighted average dilutive common shares outstanding, for the period.

Core Noninterest Expense to Average Total Assets. The Company believes that adjusting the calculation of its noninterest expense to average total assets to exclude the equity-based compensation expense, the amortization of intangibles expenses, the Visa settlement expense, and the loss on impairment furthers the purposes described above. Thus, the Company calculates noninterest expense to average total assets by dividing noninterest expense, adjusted to exclude these expenses, by average total assets for the period.

Core Efficiency Ratio. The Company believes that adjusting the calculation of its efficiency ratio to exclude the equity-based compensation expense, the amortization of intangibles expenses, the Visa gains and settlement expense, and the loss on impairment the purposes described above. Thus, the Company calculates core efficiency ratio by dividing noninterest expense, adjusted to exclude these expenses, by the sum of net interest income and noninterest income, adjusted to exclude these gains.

There are inherent limitations associated with the use of each of the above non-GAAP financial measures as an analytical tool. In particular, these non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and reflect the exclusion of items that are recurring and will be reflected in the Company’s financial results in the future. The Company has further highlighted these and the other limitations described above by providing a reconciliation of the GAAP amounts that have been excluded from these non-GAAP financial measures.

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

(Dollars in thousands; except per share) – (Unaudited)

	Three months ended March 31,
	2009	2008
FOR THE QUARTERS ENDED
March 31, 2009 AND 2008
Core operating income:
Net income	$172	$3,192

Adjustments:
Equity-based compensation and benefits	1,060	1,249
Amortization of core deposit intangible	429	452
Gain on sale of VISA stock	—	(1,385)
Gain on unredeemed Visa stock	—	(1,240)
Tax effect on adjustments assuming 39.745% tax rate	(592)	367

Core operating income	$1,069	$2,635

Return on assets (ratio of net income to average total assets) (1)	0.04%	0.87%
Core return on assets (ratio of core operating income to average total assets) (1)	0.28%	0.72%

Return on equity (ratio of net income to average equity) (1)	0.26%	4.37%
Core return on equity (ratio of core operating income to average equity) (1)	1.60%	3.61%

Diluted earnings per common share	$0.01	$0.16
Core dilutive earnings per common share	$0.05	$0.13

Core noninterest expense:
Noninterest expenses	$12,789	$13,228
Adjustments:
Equity-based compensation and benefits	(1,060)	(1,249)
Amortization of core deposit intangible	(429)	(452)

Core noninterest expense	$11,300	$11,527

Noninterest expense to average total assets (1)	3.31%	3.60%
Core noninterest expense to average total assets (1)	2.93%	3.13%

Efficiency ratio (ratio of noninterest expense to net interest income plus noninterest income)	87.84%	73.57%
Core efficiency ratio (ratio of core noninterest expense to net interest income plus core noninterest income)	77.61%	75.08%

(1)	Annualized for the three-month periods.

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

(Dollars in thousands; except per share) – (Unaudited)

	2009	2008
	IQ	IVQ	IIIQ	IIQ	IQ
FOR THE LATEST FIVE QUARTERS
Core operating income:
Net income (loss)	$172	$7,908	$(25,082)	$(5,407)	$3,192
Adjustments:
Equity-based compensation and benefits	1,060	833	1,350	1,179	1,249
Amortization of core deposit intangible	429	440	446	446	452
Gain on sale of VISA stock	—	—	—	—	(1,385)
Gain on unredeemed Visa stock	—	—	—	—	(1,240)
Loss on impairment of securities	—	—	24,844	11,075	—
Tax effect on adjustments assuming 39.745% tax rate	(592)	(506)	(10,588)	(5,047)	367
Deferred tax valuation reserve on loss on impairment of securities	—	(10,087)	10,087	—	—

Core Operating Income (Loss)	$1,069	$(1,412)	$1,057	$2,246	$2,635

Return on assets (ratio of net income (loss) to average total assets) (1)	0.04%	2.14%	(6.93)%	(1.49)%	0.87%
Core return on assets (ratio of core operating income to average total assets) (1)	0.28%	(0.38)%	0.29%	0.62%	0.72%

Return on equity (ratio of net income (loss) to average equity)(1)	0.26%	11.81%	(35.24)%	(7.46)%	4.37%
Core return on equity (ratio of core operating income to average equity) (1)	1.60%	(2.11)%	1.48%	3.10%	3.61%

Diluted earnings (loss) per common share	$0.01	$0.40	$(1.26)	$(0.27)	$0.16
Core diluted earnings (loss) per common share	$0.05	$(0.07)	$0.05	$0.11	$0.13

Core operating expense:
Noninterest expense	$12,789	$14,796	$37,345	$23,253	$13,228
Adjustments:
Equity-based compensation and benefits	(1,060)	(833)	(1,350)	(1,179)	(1,249)
Amortization of core deposit intangible	(429)	(440)	(446)	(446)	(452)
Loss on impairment of securities	—	—	(24,844)	(11,075)	—

Core noninterest expense	$11,300	$13,523	$10,705	$10,553	$11,527

Noninterest expense to average total assets (1)	3.31%	4.00%	10.32%	6.39%	3.60%
Core noninterest expense to average total assets (1)	2.93%	3.66%	2.96%	2.90%	3.13%

Efficiency ratio (ratio of noninterest expense to net interest income plus noninterest income)	87.84%	98.24%	253.46%	160.33%	73.57%
Core efficiency ratio (ratio of core noninterest expense to net interest income plus core noninterest income)	77.61%	89.79%	72.66%	72.77%	75.08%

(1)	Annualized for the three-month periods.